Supplement to Prospectuses

CREDIT SUISSE CASH RESERVE FUND, INC.
CREDIT SUISSE INSTITUTIONAL MONEY MARKET
FUND, INC. – GOVERNMENT PORTFOLIO
CREDIT SUISSE INSTITUTIONAL MONEY MARKET
FUND, INC. – PRIME PORTFOLIO

Credit Suisse Cash Reserve Fund, Inc., Credit Suisse Institutional Money Market Fund, Inc. – Government Portfolio and Credit Suisse Institutional Money Market Fund, Inc. – Prime Portfolio (each, a "Fund") each filed a Guarantee Agreement with the United States Department of the Treasury (the "Treasury") on October 6, 2008 to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). A Fund's participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.

Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund's net asset value per share falls below $0.995 (a "Guarantee Event") and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

•  For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

•  The total amount of coverage available for all participants in the Program is limited to the amount of Funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•  In order to recover, a Guarantee Event must occur during the term of the Program.

If a person did not own Fund shares as of the close of business on September 19, 2008, then Fund shares acquired by that investor are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008. Participation in the Program for this three-month term requires a payment to the Treasury in the amount of .01% to .015% of the Fund's net asset value as of September 19, 2008. The Secretary of the Treasury may extend the duration of the Program in its sole discretion for a subsequent term or terms, but in no event will the Program extend past the close of business of September 18, 2009. If the Program is extended, each Fund will consider whether to continue to participate, which may require the payment of additional fees.

Please visit www.credit-suisse.com/us for up-to-date information on the Credit Suisse money market funds' participation in the Program, or for more information on the Program please visit the Treasury's website at http://www.ustreas.gov.

Dated: October 15, 2008

16-1008
for
CR-PRO-CMN
CR-PRO-LOAD
MMGP-PRO-A
MMGP-PRO-B
MMGP-PRO-C
MMPP-PRO-A
MMPP-PRO-B
MMPP-PRO-C
2008-014